UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report:  June 10, 2010
(Date of earliest event reported)

VITACOST.COM, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-34468	37-1333024
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

5400 Broken Sound Blvd. NW – Suite 500
Boca Raton, Florida 33487-3521
(Address of Principal Executive Offices)

(561) 982-4180
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events

On June 10, 2010, Vitacost.com, Inc. (the “Company”) issued a press release announcing that, on Monday, June 14, 2010, Ira Kerker, the Company's Chief Executive Officer, and Richard Smith, the Company's Chief Financial Officer, will meet with representatives of the Institutional Shareholder Services ("ISS") division of RiskMetrics Group in connection with the Company's pending revocation of consent solicitation and Great Hill Investors, LLC, Great Hill Equity Partners III, L.P., and Great Hill Equity Partners IV, L.P.'s pending consent solicitation.

The press release, the complete text of which is incorporated in this Item 8.01 by reference, is furnished as Exhibit 99.1 to this Form 8-K.

Item 9.01	Financial Statements and Exhibits

 (d)          Exhibits

99.1         Press Release, issued by Vitacost.com, Inc. dated June 10, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:     June 10, 2010

VITACOST.COM, INC.

By:	/s/ Richard P. Smith
Name: Richard P. Smith
Title: Chief Financial Officer